GOLDMAN SACHS TRUST

Class A, Class C and Institutional Shares of

Goldman Sachs Absolute Return Tracker Fund

Supplement dated June 3, 2008 to the

Prospectuses dated May 23, 2008

In the Class A and Class C Shares Prospectus, the following replaces the first sentence of footnote 7 on page 17:

“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.19% of the average daily net assets of the Fund’s Class A and Class C Shares, plus all other ordinary expenses not detailed above.

In the Institutional Shares Prospectus, the following replaces the first sentence of footnote 4 on page 17:

“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund’s Institutional Shares, plus all other ordinary expenses not detailed above.

This Supplement should be retained with your Prospectuses for future reference.

542126

ARTEXPSTK